SBA
U.S. Small Business Administration

U.S. Small Business Administration
NOTE

SBA Loan #	68323871-01
SBA Loan Name	SharpSpring Technologies, Inc.
Date	04/21/2020
Loan Amount	$3,234,000.00
Interest Rate	1.00 % per annum
Borrower	SharpSpring Technologies, Inc., a Delaware Corporation
Operating Company	N/A
Lender	Western Alliance Bank, an Arizona Corporation

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Three Million Two Hundred Thirty Four Thousand and No/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.
"Guarantor" means each person or entity that signs a guarantee of payment of this Note.
"Loan" means the loan evidenced by this Note.
"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.
"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This Note will mature in 2 years from the date of initial disbursement.

The interest rate is 1.00% per year.

Borrower must pay principal and interest payments every month, beginning seven months from the date of initial disbursement in an amount sufficient to fully-amortize the outstanding balance; payments must be made on the 4th calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal. Lender may adjust the payment amount periodically as needed to amortize the principal over the remaining term of the Note.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:
a. Give Lender written notice;
b. Pay all accrued interest; and
c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of initial disbursement.

Late Charge. If payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS:

When SBA is not the holder of this Note, the law of the State where the loan is made shall govern the interpretation and enforcement of this Note.

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

SharpSpring Technologies, Inc., a Delaware Corporation

DocuSigned by:

By: Richard Carlson

552B249748264CE...

Name: Richard Carlson

Title: Chief Executive Officer & Director

Date: 4/23/2020

Paycheck Protection Program
CERTIFICATION TO LENDER

In connection with an application for a Small Business Administration 7(a) Paycheck Protection Program loan (the "**PPP**") under the Coronavirus Aid, Relief, and Economic Security Act (with its implementing regulations, the "**CARES Act**") to be made by Western Alliance Bank, an Arizona Corporation (with its successors and assigns, "**Lender**") to SharpSpring Technologies, Inc., a Delaware Corporation ("**Borrower**"), Borrower hereby certifies the following (capitalized terms used but not otherwise defined herein shall have the meanings given them in the CARES Act) and/or the rules, regulations and other official guidance of the Small Business Administration applicable to the PPP (the "**SBA**" and the "**SBA Rules**," respectively):

1. Borrower satisfies all applicable eligibility requirements for the PPP under the SBA Rules, as amended by the CARES Act, including, without limitation, those identified in 13 CFR 120.110 and described further in the SBA's Standard Operating Procedure (SOP) 50 10, Subpart B, Chapter 2. Please check one of the qualification categories listed below:

   ☒ Borrower: (i) has no "affiliates" as defined in the SBA Rules, as amended by the CARES Act, ("**Affiliates**"), and (ii) has no more than 500 demployees or satisfies, if different, the applicable SBA employee-based or revenue-based size standard corresponding to its primary industry, including SBA's "alternative size standard" as of March 27, 2020 (the "**Applicable Qualification Standard**").

   ☐ Borrower's business operates within North American Industry Classification System Code 72 (food services and accommodation industries) and has no more than 500 employees per each business location.

   ☐ Borrower is the franchisee of a "franchise" listed in the SBA's Franchise Directory and satisfies the Applicable Qualification Standard.

   ☐ Borrower currently has a loan or equity investment from one or more SBICs and satisfies the Applicable Qualification Standard.

   ☐ Borrower has one or more Affiliates and the combined revenue and number of employees for all Affiliates satisfies the Applicable Qualification Standard.

2. Borrower was in operation on February 15, 2020 and either (i) had employees for whom it paid salaries and payroll taxes; or (ii) is an independent contractor, eligible self-employed individual, or sole proprietor, as reported on a Form 1099-MISC.

3. Current economic uncertainty makes the PPP request necessary to support the ongoing business operations of Borrower.

4. The loan funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments. Borrower understands that if the funds are knowingly used for unauthorized purposes, the federal government may hold Borrower legally liable such as for charges of fraud.

5. Borrower will provide to the Lender documentation verifying the number of full-time equivalent employees on payroll, as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities, and such other documentation that may be requested from time to time to verify the use of PPP funds for the eight week period following the disbursement of the PPP ("Forgiveness Documentation");

6. Borrower understands that the PPP may be forgiven, in whole or part, provided, that the Forgiveness Documentation complies with the Paycheck Protection Program Rules and regulations, including without

limitation that not more than 25% of the PPP amount be used for non-payroll costs. Borrower shall remain responsible under the PPP for any amounts not forgiven or paid by SBA.

7. Forgiveness is not automatic and Borrower must request it. Borrower is not relying on the Lender for its understanding of the requirements for forgiveness such as eligible expenditures, necessary records/documentation, or possible reductions due to changes in number of employees or compensation. Borrower will consult the SBA's program materials.

8. During the period beginning on February 15, 2020 and ending on December 31, 2020, Borrower has not and will not receive another loan under the Paycheck Protection Program.

9. The information provided in the PPP application and the information provided in all supporting documents and forms is true and accurate in all material respects. Borrower understand that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

10. Borrower has provided accurate supporting documentation to support payroll costs and attests to the accuracy of the calculations on the Borrower Application Form. Borrower acknowledges that the Lender will confirm the eligible loan amount using required documents submitted by Borrower. Borrower affirms that any submitted tax documents are identical to those submitted to the Internal Revenue Service. Borrower also understands, acknowledges, and agrees that the Lender can share the tax information with SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

11. (a) The execution, delivery, and performance of the loan documents related to the PPP neither conflict with nor constitute a breach or an event of default under any material agreement (including any agreement or document related to any indebtedness or intercreditor/subordination arrangement) to which Borrower is a party or by which Borrower is bound, or (b) Borrower has obtained all required consents and approvals related to such documents.

12. All of Borrower's organizational documents and borrowing resolutions for the PPP delivered to Lender are true, correct and complete copies and there are no amendments or modifications thereto except as set forth in such documents and Borrower has complied with state requirements for registration of Borrower's trade names (or fictitious name), if one is used.

13. The PPP must be made for a sound business purpose and must benefit the small business as specified in the loan application and consistent with the Paycheck Protection Program Rule.

14. Borrower is not engaged in illegal activity under any applicable federal, state or local law.

15. Borrower also certifies that:

   a. **Receipt of Authorization** - Borrower acknowledges that:

      1. The SBA authorization of the PPP (the "Authorization") is not a commitment by Lender to make a loan to Borrower;

      2. The Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;

      3. The Note will require Borrower to give Lender prior notice of intent to prepay.

      4. If Borrower defaults on the PPP, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities

or defenses available under local law to defeat, modify or otherwise limit Borrower's obligation to repay to SBA any funds advanced by Lender to Borrower.

5. Payments by SBA to Lender under SBA's guarantee will not apply to the PPP account of Borrower, or diminish the indebtedness of Borrower under the Note.

b. **Adverse Change** - Since the PPP application was signed, and except arising out the economic impact of the COVID 19 virus on the U.S. economy, there has been no adverse change in Borrower's financial condition, organization, operations or assets which would warrant withholding or not making any further disbursement.

c. **Child Support** - No principal who owns at least 50% of the ownership or voting interest of Borrower is delinquent more than 60 days under the terms of any (1) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support.

d. **Current Taxes** - Borrower is current (or will be current with any loan proceeds specified for eligible tax payments) on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

e. **Ownership** - Borrower's ownership and managers are as stated in the application and have not changed since the application was submitted.

f. **Books, Records, and Reports** - Borrower will
   1. Keep proper books of account in a manner satisfactory to Lender;
   2. Furnish year-end statements to Lender within the number of days specified by Lender of fiscal year end
   3. Furnish additional financial statements or reports whenever Lender requests them;
   4. Allow Lender or SBA, at Borrower's expense, to:
      i. Inspect and audit books, records and papers relating to Borrower's financial or business condition; and
      ii. Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

g. **Equal Opportunity** - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public.

h. **American-Made Products** - To the extent practicable, purchase only American-made equipment and products with the proceeds of the PPP.

i. **Taxes** - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

j. **Insurance Requirements**. Maintain for the life of the PPP workers' compensation insurance in an amount meeting state law requirements and with an insurance company licensed and in good standing in the applicable jurisdiction(s)..

k. **Business Authorizations**. Prior to disbursement of the PPP, Borrower has an Employer Identification Number and all insurance, licenses, permits and other approvals necessary to lawfully operate its business.

16. Borrower certifies that it will not, without Lender's prior written consent:

a. **Distributions** - Make any distribution of company assets that will adversely affect the financial condition of Borrower.

b. **Ownership Changes** - Change the ownership structure or interests in the business during the term of the PPP.

c. **Transfer of Assets** - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrower's property or assets, except in the ordinary course of business.

By signing below, Borrower (1) acknowledges that it has reviewed and understands the relevant SBA Rules and provisions of the CARES Act, and has made an independent and good faith determination regarding the certifications contained herein; (2) certifies that (i) the above information and statements, and all documentation submitted to Lender in connection with the PPP, are true and correct, and (ii) the principal residence of all employees included in Borrower's payroll calculation submitted to Lender is the United States; (3) understands and acknowledges that Lender is relying on the above statements and certifications in offering Borrower the PPP, and that any violation of these certifications will constitute a default under the PPP; (4) agrees to provide Lender with any documentation it may request from time to time to verify the above statements and certifications; and (5) agrees that Borrower will promptly sign and return the PPP loan documents to Lender and draw the loan funds in accordance with the Lender's and SBA's program requirements.

[SIGNATURES FOLLOW ON THE NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate effective April 21, 2020.

SharpSpring Technologies, Inc., a Delaware Corporation

DocuSigned by:

By: Richard Carlson

552B249748264CE...

Name: Richard Carlson

Title: Chief Executive Officer & Director

Date: 4/23/2020

AUTHORIZING RESOLUTION AND INCUMBENCY CERTIFICATE

The undersigned hereby certifies that (s)he is a duly-elected officer of SharpSpring Technologies, Inc., a Delaware Corporation (the "Borrower"). The name in this preamble is the complete and correct name of the Borrower. The Borrower is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Borrower's state of organization.

The following resolutions were adopted by duly authorized action of the Borrower and have not been revoked or amended:

The following named persons or entities are officers of the Borrower:

NAME	TITLE	AUTHORIZED	ACTUAL SIGNATURES
Richard Carlson	Chief Executive Officer & Director	Yes	DocuSigned by: Richard Carlson
Michael Power	Chief Financial Officer	Yes	DocuSigned by: Michael Power
Aaron Jackson	Controller	Yes	DocuSigned by: Aaron Jackson

ACTIONS AUTHORIZED. The persons and entities listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Borrower. Specifically, but without limitation, any one of such persons or entities are authorized, empowered, and directed to do the following for and on behalf of the Borrower:

BORROW MONEY. To borrow from time to time from WESTERN ALLIANCE BANK, an Arizona corporation ("Lender"), including without limitation loan(s) authorized under the SBA Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act or "CARES Act," on such terms as may be agreed upon between the Borrower and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

EXECUTE LOAN DOCUMENTS. To execute and deliver to Lender the promissory note or notes, loan agreement or other evidence of the Borrower's credit accommodations, on Lender's documents, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Borrower's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

FURTHER ACTS. To deliver and certify to the accuracy of Borrower information, make certifications, representations and warranties on behalf of the Borrower, designate additional or alternate individuals as being authorized to request advances from Lender, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as such officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Borrower will promptly notify Lender in writing prior to any (A) change in the authorized signer(s); (B) change in the Borrower's notice address.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly-elected, appointed, or employed by or for the Borrower, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Borrower, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Borrower has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender in writing at such address as Lender may designate from time to time. Any such notice shall not affect any of the Borrower's agreements or commitments in effect at the time notice is given.

The undersigned further certifies and attests that the signatures set opposite the names listed above are their genuine signatures.

The undersigned has read all the provisions of this Resolution, and on behalf of the Borrower certify that all statements and representations made in this Resolution are true and correct. This Authorizing Resolution and Incumbency Certificate is dated April 21, 2020.

[SIGNATURES FOLLOW ON THE NEXT PAGE]

CERTIFIED TO AND ATTESTED BY:

DocuSigned by:

By: Richard Carlson

552B249748264CE...

Name: Richard Carlson

Title: Chief Executive Officer & Director

Date: 4/23/2020

DocuSigned by:

By: Michael Power

9054F22E00004A8...

Name: Michael Power

Title: Chief Financial Officer

Date: 4/23/2020

DocuSigned by:

By: Aaron Jackson

DDEF89B41E2F44E...

Name: Aaron Jackson

Title: Controller

Date: 4/23/2020

SBA PAYCHECK PROTECTION PROGRAM LOAN
DISBURSEMENT REQUEST AND AUTHORIZATION

LOAN. This is a fixed rate Small Business Administration Paycheck Protection Program Loan made by Western Alliance Bank, an Arizona corporation (with its successors and assigns, "Lender"), to SharpSpring Technologies, Inc., a Delaware Corporation for $3,234,000.00.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the Loan have been satisfied. Please disburse the loan proceeds to the Borrower's account with Lender ending in 1163. **ONLY** if Borrower does not have any existing deposit account with Lender, attach wire instructions where Borrower authorizes loan proceeds to be disbursed.

☐ Check here if wire instructions are being attached.

COUNTERPARTS; COPIES. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS EACH OF WHICH SHALL BE DEEMED AN ORIGINAL AND ALL OF WHICH SHALL CONSTITUE ONE AND THE SAME EFFECT AS IF ALL PARTIES HAD SIGNED THE SAME SIGNATURE PAGE. COPIES OF SIGNATURE PAGES TO THIS AGREEMENT MAY BE ACCEPTED AS ORIGINALS.

This Authorization is dated April 21, 2020.

[SIGNATURES FOLLOW ON THE NEXT PAGE]

BORROWER:

SharpSpring Technologies, Inc., a Delaware Corporation

By: DocuSigned by: Richard Carlson 552B249748264CE...

Name: Richard Carlson

Title: Chief Executive Officer & Director

Date: 4/23/2020

This Statement of Policy is Posted

In Accordance with Regulations of the

Small Business Administration

This Organization Practices

Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations of the United States Government.

Please report violations of this policy to :

Administrator
Small Business Administration
Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

Esta Declaración De Principios Se Publica

De Acuerdo Con Los Reglamentos De La

Agencia Federal Para el Desarrollo de la Pequeña Empresa

Esta Organización Practica

Igual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organización Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador
Agencia Federal Para el Desarrollo de la Pequeña Empresa
Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Código de Regulaciaones Federales No. 13, de los Reglamentos de la Agencia Federal Para el Desarrollo de la Pequeña Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequeña Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02)REF:SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE

U.S. GOVERNMENT PRINTING OFFICE : 1994 0- 153-346

This form was electronically produced by Elite Federal Inc.

Federal Recycling Program Printed on Recycled Paper

Certificate Of Completion

Envelope Id: 5FF2F175BE59453F9017BA6046F44EA1
Subject: Western Alliance Bank - SBA Cares Loan Documents SharpSpring Technologies, Inc.
Source Envelope:
Document Pages: 18
Certificate Pages: 4
AutoNav: Enabled
EnvelopeId Stamping: Enabled
Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Signatures: 9
Initials: 0

Status: Completed

Envelope Originator:
Susan Silvas
One East Washington Street
Phoenix, AZ 85004
ssilvas@alliancebankofarizona.com
IP Address: 199.71.239.39

Record Tracking

Status: Original 4/22/2020 3:30:20 PM	Holder: Susan Silvas ssilvas@alliancebankofarizona.com	Location: DocuSign

Signer Events | Signature | Timestamp

Richard Carlson
rick@sharpspring.com
CEO
SharpSpring
Security Level: Email, Account Authentication (None), Authentication



DocuSigned by:
Richard Carlson

Signature Adoption: Pre-selected Style
Using IP Address: 209.251.145.35

Sent: 4/22/2020 3:35:00 PM
Viewed: 4/23/2020 1:11:44 PM
Signed: 4/23/2020 1:14:36 PM

Authentication Details
ID Check:
Transaction: 31005146142655
Result: passed
Vendor ID: LexisNexis
Type: iAuth
Recipient Name Provided by: Recipient
Information Provided for ID Check: Address
Performed: 4/23/2020 1:11:36 PM

Question Details:
passed property.association.single.real
passed person.city.real
passed person.age.real
passed county.lived.single.real
passed vehicle.historical.color.real
passed vehicle.historical.association.real

Electronic Record and Signature Disclosure:
Accepted: 10/4/2017 6:22:56 AM
ID: 6050ea6a-794d-4ea5-a22d-84de0b7a25d8

Michael Power
michael.power@sharpspring.com
Chief Financial Officer
SharpSpring
Security Level: Email, Account Authentication (None), Authentication



DocuSigned by:
Michael Power

Signature Adoption: Pre-selected Style
Using IP Address: 68.200.66.204

Sent: 4/23/2020 1:14:38 PM
Viewed: 4/23/2020 3:58:34 PM
Signed: 4/23/2020 3:59:44 PM

Authentication Details
ID Check:
Transaction: 31005148454775
Result: passed
Vendor ID: LexisNexis
Type: iAuth
Recipient Name Provided by: Recipient
Information Provided for ID Check: Address, SSN9, SSN4, DOB
Performed: 4/23/2020 3:58:27 PM

Question Details:
passed vehicle.association.real
passed vehicle.historical.association.real
passed person.city.real
passed property.association.single.real
passed corporate.association.real
passed county.lived.single.fake

Electronic Record and Signature Disclosure:
Accepted: 12/10/2019 12:35:05 PM
ID: a90900a2-eebf-4323-9fa3-158b730cc4ce

Signer Events	Signature	Timestamp
Aaron Jackson aaron.jackson@sharpspring.com Corporate Controller SharpSpring Security Level: Email, Account Authentication (None), Authentication	 Signature Adoption: Pre-selected Style Using IP Address: 174.70.85.121 Signed using mobile	Sent: 4/23/2020 3:59:45 PM Viewed: 4/23/2020 4:13:35 PM Signed: 4/23/2020 4:34:36 PM

DocuSigned by:
Aaron Jackson

Authentication Details

ID Check:
- Transaction: 31005148612125
- Result: passed
- Vendor ID: LexisNexis
- Type: iAuth
- Recipient Name Provided by: Recipient
- Information Provided for ID Check: Address
- Performed: 4/23/2020 4:13:12 PM

Question Details:
- passed person.age.real
- passed vehicle.color.real
- passed vehicle.association.fake
- passed property.county.real
- passed person.state.real
- passed county.lived.single.real

ID Check:
- Transaction: 31005175867435
- Result: passed
- Vendor ID: LexisNexis
- Type: iAuth
- Recipient Name Provided by: Recipient
- Information Provided for ID Check: Address
- Performed: 4/27/2020 5:24:58 AM

Question Details:
- passed property.street.in.city.real
- passed corporate.association.fake
- passed person.age.real
- passed person.state.real
- passed vehicle.color.real
- passed property.county.real

Electronic Record and Signature Disclosure:
- Accepted: 4/23/2020 4:13:35 PM
- ID: 97bcd8c9-5ab7-4132-8d9a-5e2db28a0784

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	4/23/2020 3:59:45 PM
Certified Delivered	Security Checked	4/23/2020 4:13:36 PM
Signing Complete	Security Checked	4/23/2020 4:34:36 PM
Completed	Security Checked	4/23/2020 4:34:36 PM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

ELECTRONIC COMMUNICATIONS, RECORD AND SIGNATURES

You agree that Western Alliance Bank ("we," "us," "our," or similar terms) may use electronic communications to enter into agreement and contracts between ourselves and you and otherwise to establish terms and conditions for products and services you receive from or through us. Electronic agreements may be provided to you though such things as hyperlinks or "click-through" agreements on our web site. Your consent to or agreement with the electronic communication in these circumstances may occur by your clicking "agreed" or similar terms, or by your subsequent use of a product or service, or otherwise as may be specified in the communication or as provided by law (subject to any limitations set forth in the communication). Your signature and agreement may be obtained by us electronically and includes mouse clicks, key strokes, your use of passwords or other authentication systems, or as is otherwise set forth in the particular electronic communication.

You agree not to contest the authorization for, or validity or enforceability of, our electronic records and documents, or the admissibility of copies thereof, under any applicable law related to whether certain agreements, files or records are to be in writing or signed by the party to be bound thereby. Records and electronically "signed" documents, if introduced as evidence on paper in any judicial or other proceedings, will be admissible to the same extent and under the same conditions as other documentary business records. Upon our request, you agree to manually sign or place your signature on any paper original of any record or "signed" document which we provide to you containing your purported signature.

If you choose not to agree to these terms, it will not limit our ability to otherwise communicate with you electronically, to the extent not prohibited by applicable law. However, it may slow the speed at which we can complete certain steps and complete transactions with you.

We reserve the right, from time to time, to deliver one or more communications in paper form instead of electronic form by mailing or emailing a communication to the last known mailing or email address on our records for you. In the event that we do so, we may continue to provide communications to you in electronic form.

If you download or print any confidential materials, be sure that you store them in a secure environment, just as you would paper-based bank records.

Getting paper copies

You may obtain paper copies of any of the communications the Bank provides to you electronically by sending your written request to **Western Alliance Bank, Atten: Treasury Management Support, One East Washington Street, Suite 1400, Phoenix, AZ 85004**. If you request a paper-based copy, the Bank will provide the first copy to you free of any Bank fees or charges. Although we do not currently impose a fee or other charge for additional paper copies of electronic communications, we reserve the right to impose a fee or charge in the future and to change such fee at any time.

Required hardware and software

In order for you to access and retain the electronic communications, you will need a computer with sufficient memory to store electronic records as well as a working connection to the internet. The requirements are as follows:

Operating System	**Microsoft Internet Explorer**	**Apple Safari®**	**Mozilla Firefox®**
Windows Vista®	9.0	4.0, 5.0	33.0, 34.0
Windows 7	10.0, 11.0	N/A	33.0, 34.0

Windows 8	10.0	N/A	33.0, 34.0
Windows 8.1	11.0	N/A	33.0, 34.0
Mac OS X 10.9 (Maverick™)	N/A	6.01	33.0, 34.0

Hardware:	**Browser configured to support:**
• 1 GHz Celeron processor	• 128-bit encryption
• 1024x768 SVGA resolution at 256 colors	• JavaScript
• 500 MB RAM	• Cookies
• 128 Kbps (slowest DSL) or better	• Cascading Style Sheets
	• Browser page cache should be set to get a new version every visit to the page

In addition, you will need to have Adobe® Reader installed on your device to be able to view and/or save the electronic documents.

Access, Retention and Agreement Acknowledgement

By checking the 'I Agree' box, I confirm and acknowledge each of the following:

- I can access and read this ELECTRONIC COMMUNICATIONS, RECORDS AND SIGNATURES document;
- I can print or electronically store and save this document, for future reference and access; and
- I agree to all of the terms of this ELECTRONIC COMMUNICATIONS, RECORDS AND SIGNATURES document.

Western Alliance Bank. Member FDIC.